                                                                   Exhibit 23.2


                          CONSENT OF BROWN & WOOD LLP


     Brown & Wood LLP hereby consents to the reference of our name under the heading "Legal Matters" in this Prospectus constituting a part of this Registration Statement on Form S-11.


                                        /s/ BROWN & WOOD LLP


Washington, D.C.

February 10, 1999